SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): November 15, 2002

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798

(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(602) 265-9200

Item 5. Other Events
Item 7. Exhibits
SIGNATURE
EX-99.1

Item 5. Other Events

         The Company has entered into the Fourth Amendment to the Stockholders’ Agreement with certain entities affiliated with the Carmel Group. See Amendment at Exhibit 99.1.

Item 7. Exhibits

         99.1 Fourth Amendment to Stockholders’ Agreement

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

	By:	/s/ DON W. WATSON

Don W. Watson

Senior Vice President Chief Financial Officer and Treasurer

DATED: November 15, 2002

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